Exhibit 23(q)

                       THE INTERNATIONAL EQUITY PORTFOLIO

     The undersigned hereby constitutes and appoints James B. Craver, Wesley F. Hoag, Thomas E. Line, Donald F. Meeder and Philip A. Voelker, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by the International Equity Portfolio (the "Portfolio") with the Securities and Exchange Commission under the Investment Company Act of 1940 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Portfolio to comply with such Act, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of June, 2001.

                                        /s/  Jack W. Nicklaus, II
                                        ----------------------------------------
                                        Jack W. Nicklaus II

                       THE INTERNATIONAL EQUITY PORTFOLIO

     The undersigned hereby constitutes and appoints James B. Craver, Wesley F. Hoag, Thomas E. Line, Donald F. Meeder and Philip A. Voelker, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by the International Equity Portfolio (the "Portfolio") with the Securities and Exchange Commission under the Investment Company Act of 1940 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Portfolio to comply with such Act, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of June, 2001.

                                        /s/  Roger D. Blackwell
                                        ----------------------------------------
                                        Roger D. Blackwell

                       THE INTERNATIONAL EQUITY PORTFOLIO

     The undersigned hereby constitutes and appoints James B. Craver, Wesley F. Hoag, Thomas E. Line, Donald F. Meeder and Philip A. Voelker, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by the International Equity Portfolio (the "Portfolio") with the Securities and Exchange Commission under the Investment Company Act of 1940 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Portfolio to comply with such Act, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of June, 2001.

                                        /s/  Robert S. Meeder, Jr.
                                        ----------------------------------------
                                        Robert S. Meeder, Jr.

                       THE INTERNATIONAL EQUITY PORTFOLIO

     The undersigned hereby constitutes and appoints James B. Craver, Wesley F. Hoag, Thomas E. Line, Donald F. Meeder and Philip A. Voelker, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by the International Equity Portfolio (the "Portfolio") with the Securities and Exchange Commission under the Investment Company Act of 1940 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Portfolio to comply with such Act, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of June, 2001.

                                         /s/  Walter L. Ogle
                                         ---------------------------------------
                                         Walter L. Ogle

                       THE INTERNATIONAL EQUITY PORTFOLIO

     The undersigned hereby constitutes and appoints James B. Craver, Wesley F. Hoag, Thomas E. Line, Donald F. Meeder and Philip A. Voelker, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by the International Equity Portfolio (the "Portfolio") with the Securities and Exchange Commission under the Investment Company Act of 1940 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Portfolio to comply with such Act, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of June, 2001.

                                         /s/  Milton S. Bartholomew
                                         ---------------------------------------
                                         Milton S. Bartholomew

                       THE INTERNATIONAL EQUITY PORTFOLIO

     The undersigned hereby constitutes and appoints James B. Craver, Wesley F. Hoag, Thomas E. Line, Donald F. Meeder and Philip A. Voelker, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by the International Equity Portfolio (the "Portfolio") with the Securities and Exchange Commission under the Investment Company Act of 1940 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Portfolio to comply with such Act, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of June, 2001.

                                         /s/  Charles A. Donabedian
                                         ---------------------------------------
                                         Charles A. Donabedian

                       THE INTERNATIONAL EQUITY PORTFOLIO

     The undersigned hereby constitutes and appoints James B. Craver, Wesley F. Hoag, Thomas E. Line, Donald F. Meeder and Philip A. Voelker, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by the International Equity Portfolio (the "Portfolio") with the Securities and Exchange Commission under the Investment Company Act of 1940 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Portfolio to comply with such Act, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of June, 2001.

                                         /s/  James W. Didion
                                         ---------------------------------------
                                         James W. Didion

                       THE INTERNATIONAL EQUITY PORTFOLIO

     The undersigned hereby constitutes and appoints James B. Craver, Wesley F. Hoag, Thomas E. Line, Donald F. Meeder and Philip A. Voelker, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by the International Equity Portfolio (the "Portfolio") with the Securities and Exchange Commission under the Investment Company Act of 1940 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Portfolio to comply with such Act, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of June, 2001.

                                         /s/  Philip A. Voelker
                                         ---------------------------------------
                                         Philip A. Voelker

                       THE INTERNATIONAL EQUITY PORTFOLIO

     The undersigned hereby constitutes and appoints James B. Craver, Wesley F. Hoag, Thomas E. Line, Donald F. Meeder and Philip A. Voelker, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by the International Equity Portfolio (the "Portfolio") with the Securities and Exchange Commission under the Investment Company Act of 1940 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Portfolio to comply with such Act, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of June, 2001.

                                         /s/  Robert S. Meeder, Sr.
                                         ---------------------------------------
                                         Robert S. Meeder, Sr.